UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:
                                    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                    (AS PERMITTED BY
[X]  Preliminary Proxy Statement    [_]  RULE 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               CLARK/BARDES,INC.
--------------------------------------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:


     ___________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
     (5)  Total fee paid:

     ___________________________________________________________________________
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (6)  Amount previously paid:

     ___________________________________________________________________________
     (7)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________
     (8)  Filing Party:

     ___________________________________________________________________________
     (9)  Date Filed:

     ___________________________________________________________________________

                              CLARK/BARDES HEADING



                                 March __, 2003

TO OUR STOCKHOLDERS:

         The Board of Directors joins me in inviting you to attend the 2003 Annual Meeting of Stockholders to be held on Tuesday, April 29, 2003 at 10:00 a.m. Central Time, at The Ritz-Carlton Hotel, The Salon Room, 160 E. Pearson Street, Chicago, Illinois. Registration will begin at 9:00 a.m. and refreshments will be provided.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the specific business to be conducted. In addition to the business matters, there will be a report on the progress of our Company and an opportunity for questions of general interest to the stockholders. I look forward to discussing our plans for the Company's future at the Annual Meeting, and I hope to see you there.

Sincerely,


Tom Wamberg
Chairman of the Board and
Chief Executive Officer

PRELIMINARY PROXY MATERIALS
---------------------------


                               CLARK/BARDES, INC.
                          102 SOUTH WYNSTONE PARK DRIVE
                        NORTH BARRINGTON, ILLINOIS 60010

                                 March __, 2003

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

The Stockholders of Clark/Bardes, Inc.:

         Notice is hereby given that the 2003 Annual Meeting of Stockholders of Clark/Bardes, Inc. (the "Company" or "Clark/Bardes") will be held on Tuesday, April 29, 2003, at 10:00 a.m. Central Time, at The Ritz-Carlton Hotel, The Salon Room, 160 E. Pearson Street, Chicago, Illinois, for the following purposes:

         (1) To elect two Class II Directors to hold office until the 2006 Annual Meeting, and until the respective successor of each is duly elected and qualified;

         (2) To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2003;

         (3) To approve an amendment to our Certificate of Incorporation changing our name to Clark, Inc.;

         (4)      To approve the Clark, Inc. 2003 Stock Option Plan;

         (5)      To approve the Amended and Restated Employee Stock Purchase
                  Plan; and

         (6) To transact such other business as may properly come before the Annual Meeting, including whether or not to adjourn the meeting and any adjournment of the meeting.

         Any action may be taken on these matters at the Annual Meeting on the date specified above or on any later date if the Annual Meeting is adjourned or postponed.

         Your Board of Directors has established the close of business on March 3, 2003, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Clark/Bardes Resource Center located at 102 S. Wynstone Park Drive, North Barrington, Illinois for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

         Even if you plan to attend the Annual Meeting in person, please read these proxy materials and cast your vote on the matters that will be presented at the meeting. You have the option of voting your shares by telephone, through the Internet or by mailing the enclosed proxy card. Instructions for our stockholders are described under the caption "How do I vote?" on page 2 of the proxy statement.

PRELIMINARY PROXY MATERIALS
---------------------------

         Finally, if you receive more than one of these mailings at the same address, please follow the instructions on page 4 of the proxy statement under the caption "How can I reduce the number of copies of proxy materials sent to my household?"

By Order of the Board of Directors,


______________________________________
Tera L. Mears
Vice President and Corporate Secretary


                                TABLE OF CONTENTS
                                                                                                               PAGE



INTRODUCTION.....................................................................................................1

PURPOSE OF THE ANNUAL MEETING....................................................................................1

ABOUT THE MEETING................................................................................................2

BUSINESS MATTERS TO BE VOTED UPON................................................................................5

PROPOSAL ONE-- ELECTION OF DIRECTORS.............................................................................5
         Nominees for Election as Class II Directors.............................................................5
         Continuing Directors....................................................................................6
         Committees and Meetings of the Board of Directors.......................................................7
         Compensation of Directors...............................................................................8

PROPOSAL TWO-- RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.....................................8

PROPOSAL THREE-- AMEND OUR CERTIFICATE OF INCORPORATION CHANGING OUR NAME TO CLARK, INC..........................9

PROPOSAL FOUR-- APPROVAL OF CLARK, INC. 2003 STOCK OPTION PLAN...................................................9

PROPOSAL FIVE-- APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN...................................11

REPORT OF THE AUDIT COMMITTEE...................................................................................12

REPORT OF THE COMPENSATION COMMITTEE............................................................................13
         Executive Compensation Philosophy......................................................................13

OUR EXECUTIVE OFFICERS..........................................................................................15
         Executive Officers Biographies.........................................................................15
         Executive Officer Employment Agreements................................................................15
         Key Executive Life Insurance...........................................................................17
         Compensation Committee Interlocks and Insider Participation............................................17
         Summary Compensation Table.............................................................................17
         Option Grants in Last Fiscal Year......................................................................18
         Aggregated Option Exercises and Year-End Values........................................................19
         Equity Compensation Plan Information...................................................................19

2002 STOCK OPTION PLAN..........................................................................................20

PERFORMANCE GRAPH...............................................................................................22

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........................................22
         Section 16(a) Beneficial Ownership Reporting Compliance................................................24

                                       i


                                TABLE OF CONTENTS
                                   (continued)
                                                                                                               PAGE


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................24
         Related Party Transactions.............................................................................24
         Ancillary Business Arrangements........................................................................25

INDEPENDENT PUBLIC ACCOUNTANTS..................................................................................26
         Change in Independent Public Accountants...............................................................26
         Audit and Non-Audit Fees...............................................................................26

GENERAL INFORMATION.............................................................................................27
         Annual Report on Form 10-K.............................................................................27
         Incorporation By Reference.............................................................................27
         Forward Looking Statements.............................................................................27

CLARK, INC. 2003 STOCK OPTION PLAN.............................................................................A-1

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN..............................................................B-1

AUDIT COMMITTEE CHARTER........................................................................................C-1


                               CLARK/BARDES, INC.
                          102 SOUTH WYNSTONE PARK DRIVE
                        NORTH BARRINGTON, ILLINOIS 60010
                               __________________


                                 PROXY STATEMENT

                               __________________

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 29, 2003

                                  INTRODUCTION

         Your Board of Directors hereby solicits your proxy on behalf of Clark/Bardes, Inc. for use at the 2003 Annual Meeting of Stockholders and any continuation of the meeting pursuant to any adjournment thereof. The Annual Meeting will be held at The Ritz-Carlton Hotel, The Salon Room, 160 East Pearson Street, Chicago, Illinois, on April 29, 2003, at 10:00 a.m. Central Time.

         Our principal executive office is located at 102 South Wynstone Park Drive, North Barrington, Illinois 60010. Our telephone number is (847) 304-5800. We will mail this proxy statement and the accompanying proxy card on or about March __, 2003. The date of this proxy statement is March __, 2003.

                         PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the holders of record of shares of our common stock, $.01 par value per share, on March 3, 2003 will be entitled to vote upon the following matters:

         (1) To elect two Class II Directors to hold office until the 2006 Annual Meeting, and until the respective successor of each is duly elected and qualified;

         (2) To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2003;

         (3) To approve an amendment to our Certificate of Incorporation changing our name to Clark, Inc.;

         (4)      To approve the Clark, Inc. 2003 Stock Option Plan;

         (5)      To approve the Amended and Restated Employee Stock Purchase
                  Plan; and

         (6) To transact such other business as may properly come before the Annual Meeting, including whether or not to adjourn the meeting and any adjournment of the meeting.

         Your Board of Directors recommends that you vote "FOR" each of the Proposals.

                               ABOUT THE MEETING

         Your shares can be voted at the Annual Meeting only if you vote by proxy or if you are present and vote in person. Even if you expect to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. If you wish to attend the Annual Meeting, please follow the instructions on page 4 under the heading "What do I do if I plan to attend the Annual Meeting?"

         1.       WHO IS ENTITLED TO VOTE?

         Only record holders of Clark/Bardes, Inc. common stock as of the close of business on March 3, 2003 are entitled to vote. On that day, 18,071,568 shares were issued and outstanding and eligible to vote.

         2.       WHAT ARE MY VOTING RIGHTS?

         With respect to each proposal, you will be entitled to one vote per share of common stock held as of the record date.

         3.       HOW DO I VOTE?

         We offer our registered stockholders three ways to vote, other than attending the Annual Meeting and voting in person:

         o        By mail, using the enclosed proxy card and return envelope;

         o By telephone, using the telephone number printed on the proxy card and following the instructions on the proxy card; and

         o Through the Internet using the control number printed on your proxy card and following the instructions on the proxy card.

         If your shares are held in "street name" (that is, through a broker or other nominee), please check our proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 6:00 p.m. Eastern Standard Time on April 28, 2003.

         4.       WHAT DOES IT MEAN TO VOTE BY PROXY?

         It means that you give someone else the right to vote your shares in accordance with your instructions. In this case, we are asking you to give your proxy to Thomas M. Pyra and Tera L. Mears, the persons named as proxies on the proxy card accompanying this proxy statement. Mr. Pyra and Ms. Mears were selected by the Board of Directors to serve as proxies. Mr. Pyra is the Chief Financial Officer and Chief Operations Officer of the Company and Ms. Mears is the Vice President and Corporate Secretary of the Company. Each executed and returned proxy card will be voted according to the directions indicated on that proxy card. If no direction is indicated, the proxy will be voted according to your Board of Directors' recommendations, which are contained in this proxy statement.

         5.       ON WHAT MATTERS AM I BEING ASKED TO VOTE?

         The matters listed above under the caption "Purpose of the Annual Meeting."

         6.       WHAT HAPPENS IF OTHERS MATTERS ARE RAISED AT THE MEETING?

         The Board of Directors does not intend to present, and has no information that others will present, any business at the Annual Meeting that requires a vote on any other matter other than what is presented in this proxy statement. If any other matter requiring a vote properly comes before the Annual Meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting to adjourn the Annual Meeting to another time if a quorum is not present or if they believe that an adjournment is in the Company's best interests.

         7.       WHAT IF I SUBMIT A PROXY AND LATER CHANGE MY MIND?

         If you give a proxy, you may revoke it at any time before the shares of common stock it represents are voted. This revocation is effective upon receipt, at any time before the Annual Meeting is called to order, by our corporate secretary of: (i) a written instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

         8.       WHO WILL COUNT THE VOTES?

         The Bank of New York, our Company's transfer agent, will serve as proxy tabulator and count the votes, and the results will be certified by the inspector of election.

         9.       WHAT CONSTITUTES A QUORUM?

         The presence, in person or by proxy, of stockholders entitled to vote holding a majority of the outstanding shares of our common stock on the record date will constitute a quorum at the Annual Meeting. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are "broker non-votes" will be counted in determining whether a quorum is present at the Annual Meeting. A "broker non-vote" occurs when a broker or nominee votes on some matters on the proxy card but not on others because he or she does not have the authority to do so. The election inspectors appointed for the Annual Meeting will determine the number of shares of our common stock present at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots. Unless a quorum is present at the Annual Meeting, no action may be taken at the meeting except an adjournment until a later time.

         10.      WHAT IS THE REQUIRED VOTE FOR EACH PROPOSAL?

         Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting, in person or by proxy, is required for the election of Directors. Accordingly, proxies marked "WITHHOLD AUTHORITY" and broker non-votes will not be voted and will not effect the outcome.

         Amendment to Certificate of Incorporation. The affirmative vote of a majority of the votes entitled to be cast at the meeting is required for the approval of the proposal to amend the Certificate of Incorporation. Accordingly, proxies marked "ABSTAIN" and broker non-votes will have the effect of a vote "AGAINST" such proposal.

         Other Items. The affirmative vote of a majority of the votes represented, in person or by proxy, and cast at the meeting is required for the approval of the other proposals listed on the proxy. Accordingly, proxies marked "ABSTAIN" and broker non-votes will not be voted and will not effect the outcome.

         11. HOW ARE PROXIES SOLICITED AND HOW MUCH DID THE PROXY SOLICITATION COST?

         In addition to solicitation by mail, proxies may be solicited electronically, by telephone, telegraph, or personally, by certain officers and other employees of the Company and its divisions without extra compensation. The proxy materials are being mailed to those stockholders of record at the close of business on March 3, 2003. The Company will bear the cost of preparing, assembling, and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company has retained Morrow &, Co., Inc. to assist in the distribution and solicitation of proxies. The Company has agreed to pay Morrow, Inc. a fee of $6,500 plus expenses for these services.

         12.      WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
                  DUE?

         The Board of Directors will provide for the presentation of your proposals at the 2004 Annual Meeting, provided that such proposals are submitted by eligible stockholders who have complied with the relevant regulations of the Securities and Exchange Commission regarding stockholder proposals, and our bylaws, a copy of which is available upon written request addressed to the Secretary of the Company at the Company's principal executive offices. To be considered for inclusion in our proxy statement for the 2004 Annual Meeting, stockholder proposals must be received at our principal executive office no later than November __, 2003.

         Additionally, if a proponent of a stockholder proposal at the 2004 Annual Meeting fails to provide notice of his intent to make a proposal by personal delivery or mail to the Company on or before November __, 2003 (or by an earlier or later date, if such date is established by amendment to the Company's By-laws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.

         13.      WHAT DO I DO IF I PLAN TO ATTEND THE ANNUAL MEETING?

         The Annual Meeting will take place at The Ritz-Carlton Hotel, The Salon Room, 160 E. Pearson Street, Chicago, Illinois. If you plan to attend the Annual Meeting, simply indicate your intention by marking the designated box on the proxy card, or by following the instructions provided when you vote via the Internet or by telephone.

         14. HOW CAN I REDUCE THE NUMBER OF COPIES OF PROXY MATERIALS SENT TO MY HOUSEHOLD?

         If you received more than one copy of this proxy statement and the 2002 Annual Report on Form 10-K at the same address and you wish to reduce the number you receive, we will discontinue the mailing of the proxy materials and annual report on the accounts you select. Mark the designated box on the appropriate proxy card(s) or follow the instructions provided when you vote through the Internet or by telephone. You may continue to receive at least one proxy and annual report. For this reason, please do not mark the box on all of your proxy cards or make this selection for all of your accounts when voting through the Internet or by telephone.

         15. HOW CAN I OBTAIN ELECTRONIC ACCESS TO THE PROXY MATERIALS, INSTEAD OF RECEIVING MAILED COPIES?

         If you wish to view future proxy materials and annual reports through the Internet instead of receiving copies in the mail, mark the designated box on the appropriate proxy card(s) or follow the instructions provided when you vote through the Internet or by telephone. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and will send you an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report.

                       BUSINESS MATTERS TO BE VOTED UPON

                                 PROPOSAL ONE --
                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of 7 members and is divided, as nearly equal in number as possible, into three classes, categorized as Class I, Class II and Class III. Each year, the Directors in one of the three classes are elected to serve a three-year term. The Directors also serve as Directors of our subsidiary, Clark/Bardes Consulting, Inc.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

         The Board of Directors has nominated the following persons for election:

    NAME                AGE               POSITION               DIRECTOR CLASS
    ----                ---               --------               --------------

L. William Seidman      81                Director                  Class II
Bill Archer             74                Director                  Class II


[GRAPHIC OMITTED]          L. WILLIAM SEIDMAN, age 81, has served as a Director
                           and a member of the Compensation Committee of our Board of Directors since June 1998 and a member of the Audit Committee of our Board of Directors since
                           January 2000. Mr. Seidman's current term as a Director expires at the 2003 Annual Meeting of Stockholders. From September 1997 until July 1998,
                           Mr. Seidman served as a member of our predecessor company's advisory board. Mr. Seidman is the chief commentator on NBC cable network's CNBC and publisher of Bank Director magazine. Mr. Seidman also serves on the boards of Intel Data, Inc., Fiserv, Inc., GMAC
                           Bank, Escrow Bank, Deep Green Bank, Amstone, Inc. and
                           LML Payments. From 1985 to 1991, Mr. Seidman served as the Chairman of the Federal Deposit Insurance
                           Corporation under Presidents Reagan and Bush. He became the Chairman of the Resolution Trust
                           Corporation in 1989 and served in that capacity until 1991. Prior to that, Mr. Seidman served as President
                           Reagan's co-chair of the White House Conference on Productivity, President Ford's Assistant of Economic
                           Affairs and a member of the Arizona Governor's
                           Commission on Interstate Banking. A former dean of Arizona State's College of Business, Mr. Seidman holds an A.B. from Dartmouth (Phi Beta Kappa), an
                           LL.B. from Harvard Law School and an M.B.A. (with honors) from the University of Michigan.

[GRAPHIC OMITTED]          BILL ARCHER, age 74, has served as Director since
                           February 2001 and as a member of the Compensation
                           Committee and the Audit Committee since January 2003.
                           Mr. Archer's current term as Director expires at the 2003 Annual Meeting of Stockholders. Mr. Archer is
                           Senior Policy Advisor at PricewaterhouseCoopers, LLP, a professional services organization. From January
                           1971 to January 2001, he was a member of the U.S.
                           House of Representatives where he most recently served as Chairman of the House Ways and Means
                           Committee. Mr. Archer is also actively involved with ACCF, Washington Classroom, Wilson Center and Tax
                           Foundation. Mr. Archer was a member of the Texas
                           House of Representatives from 1966 to 1970. He is a graduate of the University of Texas at Austin, where he received BBA and LLB degrees with Honors.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS

         The following persons will continue to serve as Directors of the Company after the 2003 Annual Meeting until such time as their respective terms of office expire and until their respective successors are duly elected and qualified.

DIRECTORS CONTINUING IN OFFICE--CLASS III  (TERM EXPIRES IN 2004)

[GRAPHIC OMITTED]          W.T. (TOM) WAMBERG, age 50, has served as the
                           Chairman of the Board of Directors and a Director since June 1998. Mr. Wamberg's current term as a Director expires at the 2004 Annual Meeting of Stockholders. Mr. Wamberg became our President and
                           Chief Executive Officer in September 1999 in connection with our acquisition of The Wamberg
                           Organization. Mr. Wamberg served as a Director of our predecessor company from 1988 and served as the Chairman of the Board of our predecessor company from September 1996 until July 1998. Mr. Wamberg, who has been a consultant for us since 1976, was President and Chief Executive Officer of The Wamberg
                           Organization, Inc., an independently operated sales office that marketed our products, until we acquired it in September 1999. Mr. Wamberg also serves on the Board of Trustees of The Cleveland Clinic. Mr.
                           Wamberg graduated from Baldwin-Wallace College with a Bachelor of Arts degree in finance. Mr. Wamberg was formerly President of the Association for Advanced
                           Life Underwriting.

[GRAPHIC OMITTED]          RANDOLPH A. POHLMAN, age 59, has served as a Director
                           and a member of the Compensation Committee of our Board of Directors since June 1998 and a member of the Audit Committees since January 2000 of which he is Chairman. Dr. Pohlman's current term as a Director expires at the 2004 Annual Meeting of Stockholders.
                           From February 1996 until July 1998, Dr. Pohlman served as a member of our predecessor company's advisory board. Since July 1995, Dr. Pohlman has served as the Dean of the School of Business and Entrepreneurship at Nova Southeastern University in
                           Fort Lauderdale, Florida. From April 1990 to July
                           1995, Dr. Pohlman served as Director of Human
                           Resources World Wide for Koch Industries. Dr. Pohlman sits on the boards of eResource Capital Group, Inc.
                           and Black Diamond Asset Management, LLC. He graduated from Kansas State University with Bachelor of Science and Master of Science degrees in Business
                           Administration and, in addition, earned a Ph.D in finance and organizational behavior from Oklahoma
                           State University.

DIRECTORS CONTINUING IN OFFICE--CLASS I  (TERM EXPIRES IN 2005)

[GRAPHIC OMITTED]          GEORGE D. DALTON, age 75, has served as a Director
                           and a member of the Compensation Committee of our Board of Directors since October 1998 and a member of the Audit Committee of our Board of Directors since
                           January 2000. His current term as a Director expires at the 2005 Annual Meeting of Stockholders. Mr.
                           Dalton was a Director of Fiserv Inc., a public company engaged in data processing outsourcing, from 1984-2000. Mr. Dalton was its Chief Executive Officer from 1984-1999. Since August 2000, Mr. Dalton has served as the Chairman and Chief Executive Officer of CALL-Solutions, Inc., a provider of call center and direct marketing services located in Waukesha, WI. He also serves as a Director of Fiduciary Management, Inc., the Milwaukee Public Museum and is Chairman of the Milwaukee School of Engineering Board of Regents.

[GRAPHIC OMITTED]          STEVEN F. PIAKER, age 40, has served as a Director
                           since June 1999 and a member of the Audit and Compensation Committees of our Board of Directors since January 2000. His current term as a Director expires at the 2005 Annual Meeting of Stockholders.
                           Mr. Piaker attained his board seat in connection with our private placement of common stock to Conning
                           Capital Partners V, L.P. Mr. Piaker is a partner with
                           Conning Capital Partners, a private equity firm specializing in financial services. He joined Conning
                           Capital Partners in 1994. Mr. Piaker also sits on the boards of Annuity Net, Inc., formerly Digital
                           Lighthouse Corporation, Intersections Inc. and
                           PayCycle, Inc. Prior to joining Conning Capital
                           Partners V, L.P., Mr. Piaker was a Senior Vice
                           President of Conseco where he was involved in forming
                           Conseco Capital Partners II, L.P. and completing a number of private equity investments. Prior to that, Mr. Piaker was a Vice President in GE Capital's
                           Corporate Finance Group, focusing on leveraged investments and acquisitions in the insurance and financial services industries. A Chartered Financial
                           Analyst, Mr. Piaker is a graduate of the University of Rochester and holds an M.B.A. from Duke
                           University's Fuqua School of Business.

[GRAPHIC OMITTED]          ROBERT E. LONG, JR., age 47, has served as a Director
                           since he filled a vacancy in January 2003. His current term as a Director expires at the 2005 Annual
                           Meeting of our stockholders. He attained his board seat in connection with AUSA Holdings, Inc. and the acquisition of Long Miller & Associates, LLC. Mr.
                           Long has over twenty years of experience in the corporate life insurance market and focused the past ten years on bank owned life insurance. He is a graduate of North Carolina State University and holds a BA in Economics and a B.A. in Business
                           Administration.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Meetings of the Board of Directors. Members of the Company's Board of Directors have been appointed to serve on various committees of the Board. There are currently seven Directors, including five independent Directors. The Board held four regularly scheduled meetings and five special meetings during 2002, and each of the Directors attended at least 75% of these meetings.

         Committees. The Board of Directors has two standing committees, consisting of an Audit Committee and Compensation Committee. The Audit Committee reviews the scope and approach of our annual audit, our annual financial statements and the auditors' report thereon and the auditors' comments relative to the adequacy of our system of internal controls and accounting systems. The Audit Committee also recommends to the Board of Directors the appointment of independent public accountants for the following year. Members of the Audit Committee are independent Directors as such term is defined in Sections 303.01(B)(2)(a) and (3) of The New York Stock Exchange Listed Company Manual. The Audit Committee met a total of five times in 2002, including with and independently of the management team. The members of the Audit Committee are Messrs. Dalton, Pohlman, Piaker, Seidman and Archer.

         The Compensation Committee reviews management compensation levels and provides recommendations to the Board of Directors regarding salaries and other compensation for our executive officers, including bonuses and incentive plans. The Compensation Committee met a total of three times during 2002, including with and independently of the management team. The members of the Compensation Committee are Messrs. Dalton, Pohlman, Piaker, Seidman and Archer, all of whom are independent Directors. Our officers, who are not Directors, do not participate in deliberations of the Compensation Committee or the Board of Directors regarding executive compensation.

         The Board of Directors has no standing Nominating Committee, and the entire Board of Directors acts in this capacity.

COMPENSATION OF DIRECTORS

         The members of the Board of Directors who are also employees receive no additional compensation for their services as a Director. The Board of Directors has the authority to determine the compensation of the non-employee Directors.

         Previously, non-employee Directors of our Company serving their first term as a Director (Bob Long, Bill Archer and Randy Pohlman) received $3,750 and 1,000 nonqualified stock options (with a three-year term) for each quarterly meeting attended. Non-employee Directors serving their second term as a Director (Bill Seidman, Steve Piaker, and George Dalton) received $5,000 and 2,000 nonqualified stock options (with a three-year term) for each quarterly meeting attended. Upon re-election to another term, each non-employee Director received an additional 10,000 nonqualified stock options, vesting over a three-year period, with a ten-year term.

         Effective as of the Board meeting held on January 28, 2003, the Board of Directors made the following changes to the non-employee Director compensation package:

         o non-employee Directors serving their first term as a Director will receive $5,000 and 2,000 nonqualified stock options (with a ten-year term) for each quarterly meeting attended;

         o non-employee Directors serving their second term as a Director will receive $6,250 and 2,000 nonqualified stock options (with a ten-year term)for each quarterly meeting attended; and

         o non-employee Directors serving their third term as a Director will receive $7,500 and 2,000 nonqualified stock options (with a ten-year term) for each quarterly meeting attended.

         Upon re-election to another term, each non-employee Director will continue to receive an additional 10,000 nonqualified stock options, which vest over three years, with a ten-year term. In addition, the Chairman of the Audit and Compensation Committees each receive $1,250 for each quarterly meeting attended.

                                 PROPOSAL TWO--
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2003. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will consider the selection of another public accounting firm for 2003 and future years. Services provided to the Company by its independent public accountants during 2002 are described below under "Independent Public Accountants -- Audit and Non-Audit Fees."

         One or more representatives of Deloitte & Touche will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to answer questions.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

                                PROPOSAL THREE--
                     AMEND OUR CERTIFICATE OF INCORPORATION
                        CHANGING OUR NAME TO CLARK, INC.

         Your Board of Directors has approved the amendment of our Certificate of Incorporation to change our name to Clark, Inc. in order to enhance our brand recognition. In a related matter, though not part of the proposal to be voted upon, we intend to change the name of our principal operating subsidiary, Clark/Bardes Consulting, Inc. to Clark Consulting, Inc. After the name change, it is anticipated that the Company's trading symbol on the New York Stock Exchange will be changed from CBC to CLK.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION CHANGING THE NAME OF OUR COMPANY TO "CLARK, INC."

                                PROPOSAL FOUR--
                 APPROVAL OF CLARK, INC. 2003 STOCK OPTION PLAN

         On January 28, 2003, subject to stockholder approval, the Board of Directors approved the Clark, Inc. 2003 Stock Option Plan (the "2003 Plan"), based upon the recommendation of the Compensation Committee of the Board of Directors. The following description of the 2003 Plan sets forth the material and summary terms thereof. It does not purport to be complete and is qualified in its entirety by reference to the terms of the 2003 Plan, a copy of which is attached to this proxy statement as Appendix A.

         Purpose. The purpose of the 2003 Plan is to advance the interest of our Company by encouraging and enabling the acquisition of a financial stake in the Company by officers and other employees. The plan is intended to aid the Company in attracting and retaining employees and to stimulate their efforts and strengthen their desire to remain at our Company.

         Shares Available for Issuance. The 2003 Plan provides that the total number of shares of common stock which may be issued pursuant to awards under the 2003 Plan may not exceed 2,000,000 shares. Please refer to the chart on page 20 for more detailed information.

         The shares of common stock subject to awards under the 2003 Plan will be reserved for issuance out of the Company's total authorized shares. A participant in the 2003 Plan is permitted to receive multiple grants of awards.

         Administration. The 2003 Plan will be administered by the Compensation Committee. The Compensation Committee has full and final authority, in its discretion, to select the employees who will be granted options and determine the number of shares subject to each option, the duration of each option and the terms and conditions of each option granted.

         Eligibility. The Compensation Committee is authorized to grant incentive stock options to any officer or other employee (including officers and employees who are also Directors), non-employee Director, or non-employee licensed insurance producer of the Company and its subsidiaries.

         Terms and Conditions of Options. Any option granted under the 2003 Plan shall be evidenced by either an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement executed by the Company and optionee.

         Option Price. The option price per share is determined by the Compensation Committee but may not be less than 100% of the closing price of the Company's common stock on the date the option is granted. For purposes of the 2003 Plan, the fair market value means the closing price as reported on the New York Stock Exchange on the relevant date, so long as the common stock is listed on the New York Stock Exchange.

         Vesting. Options may vest either on the date of grant or according to such vesting schedule or event as may be specified by the Compensation Committee.

         Payment. Full payment for shares purchased upon exercising an option shall be made in cash or by check, if so permitted by the Company, by delivery of previously owned shares of common stock or partly in cash or by check and partly in such stock or delivery of the equivalent acceptable to the Company.

         Term of Option. The expiration date of each option shall not be more than ten years from the date of grant.

         Federal Income Tax Consequences to the Company and Optionees. The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of awards under the plan. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment. The Federal income tax consequences described in this section are based on U.S. laws and regulations in effect on February 28, 2003 and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

         Incentive Stock Options. No taxable income is realized by the participant upon exercise of an incentive stock option granted under the plan, and if no disqualifying disposition of those shares is made by such participant within two years after the date of grant or within one year after the transfer of those shares to the participant, then (a) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain and any loss sustained will be taxed as a long-term capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

         If the shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price, and (b) the Company will be entitled to deduct such amount.
Any additional gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and may not be deducted by the Company.

         If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

         Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

         The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

         Amendments and Termination; No Repricing or Replacing Options Without a Stockholder Vote. The Compensation Committee may terminate or amend the 2003 Plan from time to time in any manner permitted by applicable laws and regulations, except that no additional shares of the Company's common stock may be allocated to the 2003 Plan, and no outstanding option may be repriced or replaced, without stockholder approval.

         No determination has yet been made as to the amount or terms of any future awards under the plan if the plan is approved by the Company's stockholders. Thus, the benefits or amounts to be received by or allocated to:
(1) the Named Executive Officers; (2) the current executive officer group; (3) the current non-executive Director group; or (4) the non-executive employee group, are not determinable.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPROVE THE CLARK, INC. 2003 STOCK OPTION PLAN.

                                PROPOSAL FIVE--
                        APPROVAL OF AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

         On January 28, 2003, subject to stockholder approval, the Board of Directors approved the proposal to amend and restate the Employee Stock Purchase Plan ("ESPP"), based on the recommendation of the Compensation Committee of the Board of Directors. The following description of the ESPP sets forth the material and summary terms thereof. It does not purport to be complete and is qualified in its entirety by reference to the terms of the ESPP, a copy of which is attached to this proxy statement as Appendix B.

         Summary of Changes. The proposed amendments to the ESPP consist of the following:

         o the eligibility period for employees would be reduced from ninety days to thirty days of employment;

         o the maximum number of shares issuable per period would be increased from 25,000 shares to 50,000 shares;

         o the aggregate number of shares issuable would be increased from 200,000 shares, of which 187,989 shares have been issued under the ESPP to 400,000 shares; and

         o        the ESPP shall terminate on December 31, 2006.

         Purpose. In July 1998, the Board of Directors adopted the ESPP, under which a total of 200,000 shares of our common stock was reserved for issuance. The ESPP was created to encourage and enable a financial interest in our Company and was offered at a discount through a payroll deduction.

         Administration. A committee was appointed by the Board of Directors to administer the ESPP.

         Eligibility. Any employee who has completed 30 days of employment is eligible to participate in offerings under the ESPP.

         Shares Available for Issuance. The ESPP consists of eight semi-annual offerings of our common stock beginning on each January 1 and July 1 in each of the years 2003, 2004, 2005 and 2006, and terminating on June 30 and December 31 of each year. The maximum number of shares issuable under the ESPP is 50,000 shares for any six month period over the next four years, plus the number of unissued shares from prior offerings of each year.

         Terms and Conditions. On the commencement date of each offering under the ESPP, a participating employee will be deemed to have been granted an option to purchase a maximum number of shares of common stock equal to: (i) the percentage of the employee's base pay that the employee has elected to be withheld (not to exceed 10%), (ii) multiplied by the employee's base pay during the period of the offering and (iii) divided by the lower of 85% of the closing market price of our common stock on the applicable offering commencement date or 85% of the closing market price of our common stock on the offering termination date. Unless a participant gives written notice to us, his or her option for the purchase of our common stock with payroll deductions made during an offering will be deemed to have been exercised automatically on the offering termination date applicable to such offering, for the purchase of the number of full shares of common stock that the accumulated payroll deductions at that time will purchase at the applicable option price. A participant may withdraw payroll deductions credited to his account under the ESPP at any time.

         Participant Restrictions. No employee may be granted options pursuant to the ESPP if, as a result of a grant, an employee would (i) own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock or (ii) have rights to purchase stock under all our employee stock purchase plans that accrue at a rate in excess of $25,000 in fair market value for any calendar year.

         Amendment and Termination. The Board of Directors shall have complete power and authority to amend or terminate the ESPP, except to increase the maximum number of issuable shares or limit the class of eligible employees.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

                         REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors pursuant to a written Audit Committee Charter. A copy of the current Audit Committee Charter is set forth in Appendix C to this proxy statement. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent public accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent public accountants the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors' independence. Finally, the

Committee discussed with the independent public accountants the matters required to be discussed by Statements on Auditing Standards No. 61.

         The Committee discussed with the Company's independent public accountants the overall scope and plans for their respective audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held five meetings during fiscal year 2002.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent public accountants. In January 2003, Mr. Archer was appointed to the Audit Committee.

                                 AUDIT COMMITTEE
                               Randolph A. Pohlman
                               L. William Seidman
                                George D. Dalton
                                  Steven Piaker
                                 William Archer

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2002.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation Committee provides direction to the Company's Board of Directors in maintaining a compensation program that is consistent with the Company's overall compensation philosophy. The compensation philosophy supported by the Compensation Committee recognizes the need to attract and retain high caliber staff to meet the Company's business requirements. In doing so, however, the Compensation Committee is mindful of overall stockholder return and believes that incentive program design and payments should appropriately reflect comparisons with peer company performance.

         The Compensation Committee advises, recommends and approves compensation strategies, policies, and pay levels necessary to support the business. Subject to the approval of the Board, the Compensation Committee determines the remuneration of the Chairman and Chief Executive Officer and other corporate executives. Only Directors who are not employees of the Company may serve on the Compensation Committee. In January 2003, Mr. Archer was appointed to the Compensation Committee.

         Base Salary. The base salaries of executive officers are established in consideration by a range of factors, including the individual's performance, the responsibilities of the position, competitive practice and the experience of the executive filling the position.

         As reflected in the Summary Compensation Table on page 18, Mr. Wamberg's salary was increased in 2002 by $146,077 for a total of $498,077. In determining Mr. Wamberg's base salary, the Committee considered the Company's financial performance, his individual performance, his responsibilities as Chairman and Chief Executive officer, and his long-term contributions to the success of the Company. The Committee also compared Mr. Wamberg's base salary and total compensation to the base salaries and total compensation of chief executive officers at comparable companies.

         The Committee believes the annual compensation provided to each of the Chairman and Chief Executive Officer and the executive officers, whether pursuant to an employment agreement or otherwise, is commensurate with the responsibilities, experience and performance of such individual.

         Bonus. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and to motivate executives to achieve these goals. Annual bonus awards are based on our corporate financial performance, including growth in revenue, EBITA and earnings per share, and the contributions of the executive officers.

         In 2002, Mr. Wamberg's bonus represented approximately 49% of his salary and resulted in a bonus award of $244,058.

         The Committee believes that the bonuses paid to the Chairman and Chief Executive Officer and the executive officers, whether pursuant to employment agreement or otherwise, is commensurate with our performance and such individual's contribution to such performance.

         Long-Term Incentives. Long-term incentives are provided pursuant to the 1998 Stock Option Plan. The purpose of the 1998 Stock Option Plan is to encourage and enable participants under the plan to acquire and retain a proprietary interest in our Company by ownership of our stock. We believe these long-term incentives align the interests of our executive officers with those of our stockholders.

         In keeping with the Company's commitment to provide a total compensation package that includes at-risk components of pay, the Committee makes decisions regarding appropriate long-term incentive grants for each executive. When determining these awards, the Committee considers the Company's financial performance in the prior year, the executives' levels of responsibility, prior experience, historical award data and compensation practices of competitors.

         The Committee believes the stock options granted to the executive officers, whether pursuant to employment agreements or otherwise, is commensurate with the executive officer's responsibilities, experience and individual performance of such executive officer.

         Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for compensation paid in excess of $1 million to each of a Company's Chief Executive Officer and its four other most highly compensated executive officers, unless, in general, such compensation is performance based, is established by a committee of outside Directors, is objectively determined and the plan or agreement providing for such performance-based compensation is approved by stockholders. It is the Committee's objective to maximize deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives.


                             COMPENSATION COMMITTEE
                               L. William Seidman
                               Randolph A. Pohlman
                                George D. Dalton
                                  Steven Piaker
                                 William Archer

                             OUR EXECUTIVE OFFICERS

EXECUTIVE OFFICERS BIOGRAPHIES

         Below are our executive officers who are not identified as a Director or nominee for Director. Many of our executive officers also hold similar offices with our subsidiary, Clark/Bardes Consulting, Inc. The Board of Directors elects our officers. Each officer holds office until his successor is elected and qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

         Thomas M. Pyra, 50, became Chief Financial Officer in July 1998 and Chief Operations Officer in October 1999. Prior to joining us, Mr. Pyra served as Vice President and Chief Financial Officer of Geodesic Systems, L.L.C. from April 1997 through July 1998. He also served as Chief Financial Officer for Recompute Corporation from October 1995 until January 1997 and served as Vice President and Controller of Intercraft Company from October 1992 until June 1995. Mr. Pyra received a Bachelor of Science degree in finance and an MBA from DePaul University.

         James C. Bean, 50, has served as a Senior Vice President and Chief Integration Officer since July 2000. Mr. Bean is also serving as acting president for the Executive Benefits Practice as of January 2003. From February 1998 through July 2000, he was Chief Operating Officer of the Banking Practice Group. Prior to joining us, Mr. Bean held leadership positions at Mullin Consulting and Management Compensation Group/Healthcare and has 15 years experience in our industry. He also has experience in sales, international marketing, product management, manufacturing management and human resources in both small private as well as large public corporations. Mr. Bean received a B.A. from the University of Minnesota.

         Richard C. Chapman, 48, became an Executive Vice President in July 1998. Since September 1997, Mr. Chapman has also served as the President of our Banking Practice Group. Prior to joining us, Mr. Chapman was a consultant for Bank Compensation Strategies through 1985 and served as President of Bank Compensation Strategies since January 1994. Prior to joining Bank Compensation Strategies, Mr. Chapman was an officer with First Bank System, a regional bank holding company in Minneapolis, Minnesota. Mr. Chapman graduated cum laude from Augustana College, with a major in mathematics and business administration.

         Donald C. Wegmiller, 64, became an Executive Vice President upon our acquisition of Management Compensation Group/Healthcare in April 1999. Mr. Wegmiller retired from the Company in January 2003. Mr. Wegmiller was President of our Healthcare Group until February 2002 and then in February was promoted to Chairman of the HealthCare Group. Prior to joining Management Compensation Group/Healthcare, he served as Vice Chairman and President of HealthSpan Health Systems Corporation. Mr. Wegmiller continues to hold policy positions in state and national health care associations. He has served on the boards of fourteen publicly held corporations over the past 20 years, and currently serves on the board of LecTec Corporation; JLJ Medical Devices International, LLC, ALLETE, and as Chairman of Possis Medical, Inc. From 1986 to 1988, Mr. Wegmiller served as an officer of the American Hospital Association, and he served as the organization's Chairman in 1987. Mr. Wegmiller received a Bachelor degree magna cum laude from the University of Minnesota and a Master of Hospital Administration Degree from the University of Minnesota. He also teaches health care administration at the University of Minnesota, Duke University and Arizona State University.

EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

         Chairman and Chief Executive Officer. As part of our acquisition of The Wamberg Organization, we entered into an employment agreement, effective as of September 1, 1999, with W.T. Wamberg (the "Agreement") and amended March 6, 2002 (the "Amendment"). The Agreement is for a term of five years, and provides for a base salary of $260,000 and bonuses of up to 140% of base salary, and the base salary may be increased at the discretion of the Board of Directors' Compensation Committee. The Agreement contains provisions concerning non-competition, non-solicitation and confidentiality. During the term of the Agreement, Mr. Wamberg is to be employed as our Chief Executive Officer, and Mr. Wamberg has agreed to devote substantially all of his business time and attention to this task. If Mr. Wamberg's duties or position differs materially from that of the Chief Executive Officer, upon termination without "cause," or upon a change of control (as such terms are defined in the Agreement), Mr. Wamberg may terminate his employment and elect to receive either 12 months salary plus accrued and unpaid benefits or no severance compensation and a waiver of the non-competition and non-solicitation covenants. Mr. Wamberg may also voluntarily terminate the Agreement upon 30 days notice without any further obligation.

         Named Executives. James C. Bean was a party to an employment agreement with the Company dated March 1, 2001 (the "Agreement") and amended November 5, 2001 (the "Amendment"). The term of the Agreement continues for one year and absent notice of termination, is automatically renewed every April 1 for an additional year, such that there is always one year remaining in the term of the Agreement on each April 1. The Agreement provides for a base salary of $230,000 per year, including discretionary increases. In addition to his annual base salary, Mr. Bean is eligible to receive a target bonus of up to 140% of his base salary. The Agreement also provides for Mr. Bean's participation in the Company's incentive and benefit plans. Mr. Bean is subject to non-competition, non-solicitation and confidentiality provisions. The Agreement may be terminated immediately by the Company for "cause" or by Mr. Bean for constructive termination (as such terms are defined in the Agreement). The Amendment addresses termination provisions due to a change in control (as defined in the Amendment) and related compensation thereto.

         Richard C. Chapman originally executed an employment agreement with the Company dated September 1, 1997 and entered into a new agreement effective
June 1, 2000 (the "Agreement"). The Agreement is for a term of three years, but is automatically renewed on a day-by-day basis on the second anniversary of the Agreement, such that there is always one year remaining in the term of the Agreement until either party shall have terminated the automatic extension provision. The Agreement provides for a base salary of $325,000 per year adjusted to the U.S. Department Bureau of Labor Statistics Consumer Price Index and is reviewed annually by the Company's Chief Executive Officer and the Compensation Committee of the Board of Directors. Mr. Chapman is eligible for an annual bonus opportunity of up to 140% of his annual base salary and 9,000 fully vested stock options of the Company. The Agreement also provides for Mr. Chapman's participation in the Company's incentive and benefit plans. Mr. Chapman is subject to non-competition, non-solicitation and confidentiality provisions. The Agreement may be terminated immediately by the Company for "cause" or by Mr. Chapman with good reason (as such terms are defined in the Agreement).

         Thomas M. Pyra originally executed an employment agreement with the Company dated July 1, 1998 and entered into a new agreement effective October 30, 2001 (the "Agreement"). The term of the Agreement continues for one year and absent notice of termination, is automatically renewed every November 1 for an additional year, such that there is always one year remaining in the term of the Agreement. The Agreement provides for a base salary of $330,000 per year, including discretionary increases. In addition to this annual base salary, Mr. Pyra is eligible to receive a target bonus of up to 140% of his base salary. The Agreement also provides for Mr. Pyra's participation in the Company's incentive and benefit plans as well as a car allowance. Mr. Pyra is subject to non-competition, non-solicitation and confidentiality provisions. The Agreement may be terminated immediately by the Company for "cause" or by Mr. Pyra for constructive termination, which includes change of control provisions (as such terms are defined in the Agreement).

         Donald C. Wegmiller was a party to an employment agreement with the Company dated April 5, 1999 (the "Agreement"). The Agreement was mutually terminated in January 2003. While in effect, it called for an annual base salary of $335,000, as well as additional commissions and a bonus each year equal to 3% of certain revenues generated by our Healthcare Group. Mr. Wegmiller is subject to non-competition, non-solicitation and confidentiality provisions. On the effective date of this Agreement, Mr. Wegmiller was granted an option to purchase 185,000 shares of our common stock which vests and becomes exercisable in five annual installments beginning December 30, 1999.

KEY EXECUTIVE LIFE INSURANCE

         We maintain and are the sole beneficiary of key executive life insurance policies in the amounts of $2 million for Messrs. Bean, Pyra and Wegmiller, $4 million for Mr. Chapman and $50 million for Mr. Wamberg.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Compensation Committee, as of the date of this proxy statement, is or has been an officer or employee of the Company or any of its subsidiaries.

         During 2002, we paid Randy Pohlman, a member of our Board of Directors, $40,000 as a referral fee. This amount was accrued in our financial statements as of December 31, 2002.

         Bill Archer, a member of our Board of Directors since February 2001, is a senior policy advisor at PricewaterhouseCoopers LLP. We previously engaged PricewaterhouseCoopers LLP to perform various consulting related to the installation of our wide area network and a knowledge management system at one of our compensation consulting practices. In addition, PricewaterhouseCoopers was retained by one of our practices to perform certain legislative work. During 2002, we paid approximately $380,000 to PricewaterhouseCoopers LLP for these services. During 2002, the Company acquired the Federal Policy Group of PricewaterhouseCoopers LLP. The purchase price was $11 million, consisting of a cash payment at closing of $5 million and $6 million of contingent payments over the next four years based upon attainment of established performance criteria.

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term compensation earned during the last three fiscal years with respect to our Chief Executive Officer and our four most highly compensated executive officers in 2002, other than the Chief Executive Officer.

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                     ANNUAL COMPENSATION             SECURITIES
                  NAME AND                           -------------------             UNDERLYING            ALL OTHER
             PRINCIPAL POSITION               YEAR    SALARY($)     BONUS($)(1)     OPTIONS(#)(2)      COMPENSATION($)(3)
             ------------------               ----    ---------     -----------     -------------      ------------------
W. T. Wamberg                                 2002      $498,077      $244,058               --              $59,860
   Chairman of the Board,                     2001       352,000       440,330          100,000              220,180
   Chief Executive Officer and Director       2000       260,000       200,240               --               10,528

Thomas M. Pyra                                2002      $383,519      $187,924               --              $42,355
   Chief Financial Officer and                2001       330,510       384,627           40,000               32,758
   Chief Operations Officer                   2000       220,000       206,616               --               74,048

Richard C. Chapman                            2002      $355,203      $441,840(4)            --              $21,000
   Executive Vice President                   2001       330,510       427,700           35,000               20,100
                                              2000       287,507       273,707            9,000                   --

Donald C. Wegmiller                           2002      $625,510      $107,352               --              $38,844
   Executive Vice President                   2001       680,448            --               --               33,707
                                              2000       638,846            --               --                   --

James C. Bean                                 2002      $259,885      $127,343               --              $21,000
   Senior Vice President                      2001       230,000       297,850           55,000                   --
                                              2000       192,500        81,812           25,000                   --

-----------------
(1) Bonuses represent incentive compensation, whether under employment agreements entered into with the named executive officers, or otherwise. See "Executive Officer--Employment Agreements" above. Bonuses reflect amounts earned by the named executive officers during the referenced year, even though paid in the following year.
(2)     No options were granted to this group in 2002.
(3) The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column for fiscal 2002 include the following: (1) contributions by the Company under the Company's Exec-u-flex Benefit Plan in the amount of $15,000 for each of the named executive officers; (2) matching contributions by the Company under the Clark/Bardes, Inc. 401(k) Savings Plan in the amount of $6,000 for each of the named executive officers; (3) matching contributions by the Company under the Company's Executive Deferred Compensation plan in the amounts of $2,000 for Mr. Wamberg, $855 for Mr. Pyra and $1,095 for Mr. Wegmiller; (4) for Mr. Wamberg's personal use of the Company aircraft and car in the amount of $14,301 and $1,463, respectively; (5) for Mr. Pyra's car allowance of $13,000; (6) for Mr. Wegmiller's pension contribution in the amount of $7,139 and a car allowance of $9,600; (7) for Mr. Wamberg's personal use of the country clubs in the amount of $9,096; and (8) for Mr. Wamberg and Mr. Pyra's estate planning services of $12,000 and $7,500 respectively.
(4)     Includes an $84,000 bonus paid on October 18, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

         No options were granted to the named executive officers in 2002.

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES

         The following table sets forth certain information concerning all unexercised options held by the named executive officers as of December 31, 2002. In December 2002, Mr. Pyra exercised 11,000 options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUE TABLE

                                                         NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                           OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS AT
                                                              YEAR-END(#)                 FISCAL YEAR-END(1)
                                                         ---------------------         -----------------------
                          SHARES
                         ACQUIRED
                            ON          VALUE
           NAME        EXERCISE (#)  REALIZED ($)    EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----        ------------  ------------    -----------     -------------   -----------   -------------

  W.T. Wamberg                 --          --           33,333           66,967      $        0    $    1,340
  Thomas M. Pyra           11,000     117,260          102,333           26,967         624,750            --
  Richard C. Chapman           --          --           93,167           26,133         756,730         4,140
  Donald C. Wegmiller          --          --          185,000              300         484,700         1,340
  James C. Bean                --          --           51,333           53,967         302,000       128,090


---------------------------
(1) Value for "in-the-money" options represents the positive spread between the respective exercise prices of outstanding options and the closing price of $19.25 on December 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes information as of December 31, 2002, relating to equity compensation plans of the Company pursuant to which common stock is authorized for issuance:

                                                                                             NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE
                                                                                              FOR FUTURE ISSUANCE
                                   NUMBER OF SECURITIES                                          UNDER EQUITY
                                     TO BE ISSUED UPON            WEIGHTED-AVERAGE            COMPENSATION PLANS
                                        EXERCISE OF               EXERCISE PRICE OF          (EXCLUDING SECURITIES
                                   OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,             REFLECTED IN
        PLAN CATEGORY               WARRANTS AND RIGHTS          WARRANTS AND RIGHTS              COLUMN (a))
        -------------               -------------------          -------------------              -----------
                                            (a)                          (b)                          (c)
                                    -------------------          -------------------              -----------

Equity compensation plans
   approved by security
   holders.................              1,752,458                      $14.79                      207,744
Equity compensation plans
   not approved by
   security holders(1).....                114,674                      $12.94                      802,000*
                                         ---------                      ------                    ---------
   Total...................              1,867,132                      $14.68                    1,009,744
                                         =========                      ======                    =========

--------------------------
*  Includes 350,000 options from a pre-IPO plan that will never be issued.

         The following table provides additional detail with respect to the equity compensation plans previously approved by the Company's stockholders.

                                                                                 1998 NON-EMPLOYEE
                  APPROVED PLANS                        1998 OPTION PLAN           DIRECTORS PLAN           TOTAL APPROVED
                  --------------                        ----------------         -----------------          --------------
Total Authorized...............................            2,000,000                   100,000                 2,100,000
Total Outstanding..............................            1,655,348                    97,110                 1,752,458
Total Exercised................................              139,798                         0                   139,798
                                                           ---------                   -------                 ---------
Total Available................................              204,854                     2,890                   207,744
                                                           =========                   =======                 =========

Current Outstanding and Available..................................................................            1,892,256
as % of o/s and Available Common Stock and Options.................................................                 9.5%
Current and Proposed Outstanding and Available.....................................................            3,892,256
as % of o/s and Available Common Stock and Options (current & proposed)............................                17.7%

                             2002 STOCK OPTION PLAN

         On April 30, 2002, the Board of Directors approved the Clark/Bardes, Inc. 2002 Stock Option Plan (the "2002 Plan"), based upon the recommendation of the Compensation Committee of the Board of Directors. The 2002 Plan did not require stockholder approval nor is it being sought in this proxy statement. The following description of the 2002 Plan sets forth the material and summary terms thereof. It does not purport to be complete and is qualified in its entirety by reference to the terms of the 2002 Plan, a copy of which was filed as Exhibit
10.1 to our Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the SEC on August 14, 2002.

         Purpose. The purpose of the 2002 Plan is to advance the interest of our Company by encouraging and enabling the acquisition of a financial interest in the Company by officers and other employees of our Company. The plan is intended to aid the Company in attracting and retaining employees to stimulate the efforts and strengthen their desire to remain at the Company.

         Shares Available for Issuance. The 2002 Plan provides that the total number of shares of common stock which may be issued pursuant to awards under the 2002 Plan may not exceed 500,000 shares, which represents approximately 2.8% of the Company's outstanding shares of common stock as of the record date. As of March 3, 2003, options representing 48,000 shares had been granted and options representing 452,000 shares remain available for grant under the 2002 Plan.

         The shares of common stock subject to awards under the 2002 Plan will be reserved for issuance out of the Company's total authorized shares. A participant in the 2002 plan is permitted to receive multiple grants of awards.

         Administration. The 2002 Plan is administered by the Compensation Committee. The Compensation Committee has full and final authority, in its discretion, to select the employees who would be granted incentive stock options and would determine the number of shares subject to each option, the duration of each option and the terms and conditions of each option granted.

         Eligibility. The Compensation Committee is authorized to grant incentive stock options to any officer or other employee (including officers and employees who are also Directors), non-employee Director, or non-employee licensed insurance producer of the Company or its subsidiaries.

         Terms and Conditions of Options. Any option granted under the 2002 Plan shall be evidenced by a Non-Qualified Stock Option Agreement executed by the Company and the optionee.

         Option Price. The option price per share is determined by the Compensation Committee but may not be less than 100% of the fair market value of the Company's common stock on the date the option is granted. For purposes of the 2002 Plan, the fair market value means the closing price as reported on the New York Stock Exchange on the relevant date, so long as the common stock is traded on the New York Stock Exchange.

         Vesting. Options may vest either on the date of grant or according to such vesting schedule or event as may be specified by the Compensation Committee.

         Payment. Full payment for shares purchased upon exercising an option shall be made in cash or by check, if so permitted by the Company, by delivery of previously owned shares of common stock or partly in cash or by check and partly in such stock or delivery of the equivalent acceptable to the Company.

         Term of Option. The expiration date of each option shall not be more than ten years from the date of grant.

         Federal Income Tax Consequences to the Company and Optionees. The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of awards under the plan. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment. The Federal income tax consequences described in this section are based on U.S. laws and regulations in effect on February 28, 2003 and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

         For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant's exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

         The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option subject to the limits of Section 162(m) of the Code.

         Amendments and Termination; No Repricing or Replacing Options Without a Stockholder Vote. The Compensation Committee may terminate or amend the 2002 Plan from time to time in any manner permitted by applicable laws and regulations, except that no additional shares of the Company's Common Stock may be allocated to the 2002 Plan, and no outstanding option may be repriced or replaced, without the approval of the stockholders.

                               PERFORMANCE GRAPH

         The graph below compares the Company's cumulative total stockholder return from August 18, 1998 (the first trading date of the Company's common stock) through December 31, 2002 with the cumulative total return of the Russell 2000 Index and the Nasdaq Insurance Index for the same period. The performance graph assumes the investment of $100 and the reinvestment of all dividends, if any. The performance graph is not necessarily indicative of future investment performance.

                                [GRAPH OMITTED]

                  -----------------------------------------------------------------------------------------------------------
                   8/19/98    12/31/98    6/30/99    12/31/99   6/30/00    12/29/00   6/29/01   12/31/01   6/28/02   12/31/02
                  -----------------------------------------------------------------------------------------------------------
Clark/Bardes         100        188        211         160        183        113        248       280       254         214
Russell 2000         100        109        144         115        104        134        139       143       159         140
Nasdaq Insurance     100        104        113         124        127        119        126       120       120          94


      OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 3, 2003 by:

         o each person who we know beneficially owns more than 5% of our Common Stock;

         o        each of our Directors;

         o        each of our "named" executive officers; and

         o        all Directors and executive officers as a group.

         The term "beneficial ownership" includes shares which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be beneficially owned and outstanding for the purpose of computing the percentage of beneficial ownership of the person owning such options, but they do not deem such stock to be outstanding for purposes of computing the percentage ownership by any other person.

         Except as otherwise indicated, the address for each stockholder listed is c/o Clark/Bardes, Inc., 102 South Wynstone Park Drive, North Barrington, IL 60010. To our knowledge, except as otherwise noted, each of the persons listed in this table has voting and investment power with respect to all the shares indicated. Percentage of ownership is based on 18,071,568 shares of our common stock outstanding on March 3, 2003 and the stock options that are currently exercisable or exercisable within 60 days.

                                                        AMOUNT OF                         TOTAL
                                                      COMMON STOCK      CURRENTLY       AMOUNT OF        TOTAL
                                                      BENEFICIALLY     EXERCISABLE     BENEFICIAL     PERCENTAGE
              NAME OF BENEFICIAL OWNER                    OWNED          OPTIONS        OWNERSHIP      OWNERSHIP
              ------------------------                   ------          -------          -----          -----

Life Investors Insurance Company of America(1)           2,286,995               0       2,286,995       12.7%
   4333 Edgewood Road, NE
   Cedar Rapids, Iowa 52499
W.T. Wamberg**                                           1,931,680          33,333       1,965,013       10.9%
Liberty Wanger Asset Management, LP(2)                   1,913,000               0       1,913,000       10.6%
   227 West Monroe Street, Suite 3000
   Chicago, Illinois 60606
Wellington Management Company, LLP(3)                    1,551,360               0       1,551,360        8.6%
   75 State Street
   Boston, Massachusetts 02109
Conning Capital Partners V, L.P.(4)                      1,100,000               0       1,100,000        6.1%
   CityPlace II, 185 Asylum Street
   Hartford, Connecticut 06103
Robert E. Long                                             401,836               0         401,836        2.2%
Donald C. Wegmiller                                        121,990         185,000         306,990        1.7%
Richard C. Chapman                                         172,353          95,667         268,020        1.5%
Thomas M. Pyra                                              32,060         102,333         134,393          *
L. William Seidman                                           7,467          50,418          57,885          *
James C. Bean                                                    0          54,333          54,333          *
George D. Dalton                                             7,904          36,713          44,617          *
Randolph A. Pohlman                                          2,100          38,000          40,100          *
Steven F. Piaker                                               925          32,214          33,139          *
Bill Archer                                                  4,000          18,000          22,000          *
                                                         ---------         -------      ----------       ----
   Total directors and Executive Officers
     (11 persons)                                        9,533,670         646,011      10,179,681       56.5%
                                                         ---------         -------      ----------       ----

---------------------------
*       Less than 1%.
** Denotes a person who serves as a director and who is also a named executive officer.
(1) Based solely on information contained in Schedule 13D, filed with the SEC on December 6, 2002, and the number of shares of our common stock outstanding on March 3, 2003.
(2) Based solely upon information contained in Schedule 13G/A, filed with the SEC on February 12, 2003, and the number of shares of our common stock outstanding on March 3, 2003.
(3) Based solely upon information contained in Schedule 13G, filed with the SEC on February 12, 2003, and the number of shares of our common stock outstanding on March 3, 2003.
(4) Based solely upon the information contained in Schedule 13G/A, as filed with the SEC on February 13, 2002, Swiss Reinsurance Company owns all of the outstanding capital stock of Swiss Re America Holding Corporation, which owns all of the outstanding capital stock of Conning Corp. Conning Corp. owns all of the outstanding capital stock of Conning, Inc., which owns all of the outstanding capital stock of Conning, which is the managing member of Conning Investment, which is the general partner of Conning Capital Partners V, LP, which directly owns 1,100,000 shares of common stock of Clark/Bardes, Inc. By virtue of the relationships described above, all of the above entities may be deemed to beneficially own the shares of common stock owned by Conning Capital Partners V, LP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by the Company's Directors, officers and persons who own more than 10% of our common stock. Based solely upon a review of the reports furnished to us, we believe that all reports were filed in a timely manner during fiscal 2002, with the exception of Randy Pohlman, who filed a Form 4 in April 2002 regarding options acquired in December 1997 and options disposed of in April 2000; and Donald Wegmiller, who filed a Form 4 in July 2002 regarding common stock acquired in June 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

         We lease 16,266 square feet of office space controlled by our Chairman and Chief Executive Officer, Tom Wamberg, for an annual rental of approximately $260,000, under a lease expiring on February 21, 2009.

         Wamberg Financial Corporation, one of our subsidiaries, leases hangar space for the corporate aircraft from WTW Investment, an entity controlled by Mr. Wamberg, for an annual rent of approximately $45,000.

         During 2002, we paid Randy Pohlman, a member of our Board of Directors, $40,000 as a referral fee. This amount was accrued in our financial statements as of December 31, 2002.

         Our Chairman and Chief Executive Officer, Tom Wamberg, and Richard Chapman, the Executive Vice-President of Clark/Bardes, Inc. and President of the Banking Practice, have collectively invested $1 million in a company of which George Dalton, a member of our Board of Directors, is founder and majority stockholder.

         Tom Wamberg's two step-sons, Jason French and Chuck French, are employed by us. Jason is a Director of Corporate Marketing and Chuck is a consultant with the Executive Benefits Practice. Neither of them report directly to Tom Wamberg.

         Bill Archer, a member of our Board of Directors since February 2001, is a senior policy advisor at PricewaterhouseCoopers LLP. We previously engaged PricewaterhouseCoopers LLP to perform various consulting related to the installation of our wide area network and a knowledge management system at one of our compensation consulting practices. In addition, PricewaterhouseCoopers was retained by one of our practices to perform certain legislative work. During 2002, we paid approximately $380,000 to PricewaterhouseCoopers LLP for these services. During 2002, the Company acquired the Federal Policy Group of PricewaterhouseCoopers LLP. The purchase price was $11 million, consisting of a cash payment at closing of $5 million and $6 million of contingent payments over the next four years based upon attainment of established performance criteria.

         Robert Long is a member of our Board of Directors. He received a substantial amount of the proceeds from our November 2002 purchase of Long, Miller & Associates.

         We have transactions with affiliated entities. We provide services for these affiliates and are reimbursed for these services at the Company's respective costs. Among these affiliates is Clark/Bardes Financial Services, Inc. ("CBFS") a registered broker-dealer through which we sell our securities products and receive a commission. CBFS is consolidated with our financial results and all intercompany transactions are eliminated.

         On September 25, 2002, we entered into an Administrative Services Agreement and Bonus Forfeiture Agreement with an affiliate of AUSA Holding, Inc., one of our principal stockholders. During the third quarter 2002, we received $2.5 million for services rendered prior to and through September 30, 2002, pursuant to this agreement. Under the terms of this agreement, we expect to continue to receive approximately $2.5 million annually from the carrier for a period of 30 years depending upon certain conditions. Approximately $2.0 million of this amount is included in the securitized cash flow. This revenue, net of amounts provided for chargebacks, will be recognized on a monthly basis beginning in October 2002. The amounts received are subject to chargeback (reimbursement of a portion of amounts received), if any policies under this agreement are surrendered or if there is a Section 1035 exchange. Any chargeback amounts would be deducted from the next scheduled payment.

ANCILLARY BUSINESS ARRANGEMENTS

         Because of various federal and state licensing restrictions, we market products registered with the SEC and insurance-financed employee benefit programs in the states of Pennsylvania and Texas through a registered broker-dealer, Clark/Bardes Financial Services, Inc., with which we have a networking agreement, and insurance agencies, for which we provide almost all services through administration and services agreements. Each of the following insurance agencies -- Clark/Bardes, Inc. of Pennsylvania and Clark/Bardes of Texas, Inc. -- provide the entity through which our producers sell certain products and conduct business in such states. In exchange, each of the insurance agencies is a party to an administration and services agreement under which each insurance agency pays us to furnish facilities, services, personnel and assistance, including the following:

         o        performing all bookkeeping and accounting functions;

         o establishing and maintaining all records required by law and generally accepted accounting principles;

         o        furnishing all stationery, forms, and supplies;

         o        providing all necessary clerical and professional staff;

         o providing all computer hardware and software capabilities and facilities;

         o providing office space, furniture, fixtures, equipment and supplies;

         o assisting in the preparation of reports required by governmental regulatory and supervisory authorities; and

         o        billing and collection of all premiums.

         The charges and fees pursuant to the administration and services agreements are equal to the costs we incur in providing the services, personnel and property, plus an additional amount equal to a certain percentage of the cost. Each insurance agency is solely responsible for its own activities as an insurance producer and for its relationship with the producers or employees in the course and scope of their activities performed on behalf of such agency.

                         INDEPENDENT PUBLIC ACCOUNTANTS

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

         On February 27, 2002, Ernst & Young LLP, after we notified them that they would not be retained to serve as the Company's independent public accountants for the 2002 fiscal year, resigned and ceased its relationship with the Company after completing the annual audit for the Company's fiscal year ended December 31, 2001. Ernst & Young reported on our financial statements for the fiscal years ended December 31, 2001 and December 31, 2000.

         The report of Ernst & Young on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001 and December 31, 2000: (1) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there have been no matters that were the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

         On March 14, 2002, we engaged Deloitte & Touche LLP to serve as the Company's independent public accountants for the fiscal year ended December 31, 2002. The appointment of Deloitte & Touche was ratified by the Company's stockholders at the 2002 Annual Meeting on April 30, 2002.

AUDIT AND NON-AUDIT FEES

         Audit Fees. Audit fees include fees for statutory audits, attest services, reviews, comfort letters and consents. During 2002, we paid Deloitte & Touche, our current independent public accountants, $257,000 for audit service fees and we paid Ernst & Young, our independent public accountants for 2001 and prior years, $50,694 for audit service fees.

         Audit-related Fees. Audit-related fees include fees for services related to employee benefits, due diligence and merger and acquisition activities. During 2002, we did not pay Deloitte & Touche any fees for audit-related services, and we paid Ernst & Young $15,100 in fees for audit-related services.

         Financial Information Systems Design and Implementation Fees. During 2002, there were no fees or work performed on financial information systems.

         Tax Fees. Tax fees include fees for tax compliance, planning and consultation services. During 2002, we paid Deloitte & Touche $103,255 in fees for tax-related services, and we paid Ernst & Young $1,804 in fees for tax-related services.

         All Other Fees. All other fees include fees for those services not in the other four mentioned categories. During 2002, we paid Deloitte & Touche $3,000 in fees for other services.

         The Audit Committee has considered whether the services described above performed by the independent public accountants to the Company are compatible with maintaining the auditors' independence.

                              GENERAL INFORMATION

ANNUAL REPORT ON FORM 10-K

         Accompanying this proxy statement is a copy of our Annual Report on Form 10-K for the year ended December 31, 2002. The Annual Report on Form 10-K does not form any part of the materials for the solicitation of proxies. We will mail additional copies of our Annual Report on Form 10-K to each stockholder or beneficial owner of shares of our common stock without charge upon such person's request to James Radosevich, Vice President Corporate Finance & Investor Relations, at our executive offices at 102 South Wynstone Park Drive, North Barrington, Illinois 60010.

INCORPORATION BY REFERENCE

         With respect to any future filings with the Securities and Exchange Commission into which this proxy statement is incorporated by reference, the material under the headings "Report of the Compensation Committee," "Report of the Audit Committee" and "Performance Graph" shall not be incorporated into such future filings.

FORWARD LOOKING STATEMENTS

         This proxy statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this proxy statement, words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project," and similar expressions, as they relate to us or our management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. These forward-looking statements are subject to certain risks, uncertainties and assumptions, including risks, uncertainties and assumptions including but not limited to difficulties associated with changes in tax legislation, dependence on key producers and key personnel, our dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, risks related to significant intangible assets, competitive factors and pricing pressures, dependence on certain insurance companies, changes in legal and regulatory requirements and general economic conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, expected or projected. Such forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions, relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    --------------------------------------------
                                    Tera L. Mears
                                    Vice President and Corporate Secretary

                                                                     APPENDIX A
                                                                     ----------

                                   CLARK, INC.

                             2003 STOCK OPTION PLAN

         1. PURPOSE. The Clark/Bardes, Inc. 2003 Stock Option Plan (the "Plan") is intended to advance the interests of Clark/Bardes, Inc., a Delaware corporation (the "Company"), and its stockholders, by encouraging and enabling selected officers, Directors, consultants, agents and employees, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. It is intended that options which may qualify for treatment as "incentive stock options" under Section 422 (formerly
Section 422A) of the Internal Revenue Code of 1986, as amended, and all Treasury Regulations promulgated thereunder (collectively, the "Code"), as well as options which may not so qualify, may be granted under the Plan.

         2.       DEFINITIONS.

                  (a)      "Board" means the board of Directors of the Company.

                  (b) "Committee" means the Board or a committee of the Board to whom its authority to administer this Plan has been delegated. Any such committee shall be composed of at least two individuals who shall qualify as both (i) "non-employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and (ii) "outside Directors" within the meaning of Section 162(m) of the Code.

                  (c) "Common Stock" means the Company's Common Stock, par value $.01 per share.

                  (d) "Date of Exercise" means the date on which an Option is validly exercised pursuant to the Plan.

                  (e) "Date of Grant" means the date on which an Option is granted under the Plan, which will be the date the Committee takes the requisite action to grant the Option, unless the Committee specifies a later date.

                  (f) "Fair Market Value" of the Company's Common Stock means, (i) at any time the Common Stock is listed or quoted on a national securities exchange or the NASDAQ National Market System, the closing price of such stock on such exchange or system on such date (or, in each case, if such date is not a trading day, on the last trading day immediately preceding such date), or (ii) at any time the Common Stock is not so listed or quoted, the value of the Common Stock as determined in good faith by the Committee, based on any reasonable valuation method. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (g) "Incentive Stock Option" means an option that qualifies as an incentive stock option under all of the applicable requirements of the Code.

                  (h) "Incentive Stock Option Agreement" means the agreement between the Company and the Optionee, in such form as may from time to time be adopted by the Committee, under which the Optionee may purchase Common Stock pursuant to the terms of an Incentive Stock Option granted under the Plan.

                  (i) "Non-Qualified Stock Option" means an option to purchase Common Stock granted pursuant to the provisions of the Plan that does not qualify as an Incentive Stock Option.

                  (j) "Non-Qualified Stock Option Agreement" means the agreement between the Company and the Optionee, in such form as may from time to time be adopted by the Committee, under which the Optionee may purchase Common Stock pursuant to the terms of a Non-Qualified Stock Option granted under the Plan.

                  (k) "Option" means an option granted under the Plan to purchase a share of Common Stock.

                  (l) "Option Agreement" means a Non-Qualified Stock Option Agreement, or an Incentive Stock Option Agreement.

                  (m) "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

                  (n) "Participant" means any of those persons described in Paragraph 5 hereof who receive a grant of an Option.

                  (o) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424(f) of the Code.

                  (p) "Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of an Optionee.

         3. ADMINISTRATION AND INTERPRETATION OF PLAN. The Plan shall be administered by the Committee. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan: (i) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares of Common Stock covered by each Option; (ii) to construe and interpret the Plan; and (iii) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations by the Committee shall be final and conclusively binding for all purposes and upon all persons.

         4. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 2,000,000, subject to adjustment by the Committee to reflect, as deemed appropriate by the Board, any stock dividend, stock split, reverse stock split, share combination, extraordinary cash dividend, warrants or rights offerings to purchase Common Stock, exchange of shares, reorganization, merger, recapitalization or the like, of or by the Company that affect the Common Stock, such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under the Plan. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the open market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be canceled or surrendered without having been exercised in full, the shares subject to such Option, but not purchased thereunder, shall again be available for Options to be granted under the Plan.

         5. PARTICIPANTS. Options may be granted under the Plan to any person who is an officer or other employee (including officers and employees who are also Directors), non-employee Director or non-employee licensed insurance producer of the Company or any of its Subsidiaries (collectively, "Participants").

         6. TERMS AND CONDITIONS OF OPTIONS. Any Option granted under the Plan shall be evidenced by either an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement executed by the Company and the Optionee. Such Option Agreement shall be subject to the following limitations and conditions:

                  (a) Option Price. The option price per share with respect to each Option shall be determined by the Committee but in no instance shall the option price for any Incentive Stock Option be less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant.

                  (b) Payment of Option Price. Full payment for shares purchased upon exercising an Option shall be made (i) in cash or by check, (ii) if so permitted by the Company, by delivery of previously owned shares of Common Stock, (iii) partly in cash or by check and partly in such stock or (iv) by delivery of the equivalent thereof acceptable to the Company. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the Fair Market Value of such shares on the Date of Exercise of the Option.

                  (c) Term of Option. The expiration date of each Option shall not be more than ten (10) years from the Date of Grant.

                  (d) Vesting. Options may vest either on the Date of Grant or according to such vesting schedule or event as may be specified by the Committee. Neither an Optionee nor his Successor shall have any of the rights of a stockholder of the Company until the certificate or certificates evidencing the shares purchased pursuant to the exercise of an Option are properly delivered to such Optionee or his Successor.

                  (e) Exercise of an Option. Each Option shall be exercisable at any time, and from time to time, and in no particular order if the Optionee holds more than one Option, throughout a period commencing on or after the Date of Grant, or vesting date as specified by the Committee, and ending upon the earliest of the expiration, cancellation, surrender or termination of the Option; provided, however, that no Option shall be exercisable in whole or in part prior to the date of stockholder approval of the Plan. Furthermore, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Committee may provide for the alternative exercise of an Option by surrendering the Option in exchange for an amount of cash or shares of Common Stock equal in amount or value to the product of (A) the number of shares of Common Stock subject to the Option (or portion thereof) being exercised and (B) the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the exercise price of the Option being exercised. Any such alternative exercise of an Incentive Stock Option shall be in accordance with the Code requirements for tandem grants of incentive stock options and stock appreciation rights. If an Option is exercised through a surrender, as described above, the shares of Common Stock subject to such Option shall be subtracted from the number of remaining shares available for issuance pursuant to the Plan.

                  (f) Nontransferability of Option. Except as may otherwise be provided in an applicable Non-Qualified Stock Option Agreement, no Option shall be transferable or assignable by an Optionee, voluntarily, or by operation of law, other than by will or the laws of descent and distribution.

Each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee. No Option or the shares covered thereby shall be pledged or hypothecated in any way.

                  (g) Termination of Employment. Except as otherwise provided in an applicable Option agreement, upon the termination of an Optionee's employment or relationship with the Company or with any of its Subsidiaries for any reason other than death, the Optionee's Options shall expire unless exercised prior to the date of the expiration of such Options or within ninety (90) days after said termination of employment or relationship, whichever occurs first. Neither the adoption of this Plan nor the grant of an Option to an eligible person shall alter in any way the Company's or the relevant Subsidiary's rights to terminate such person's employment or Directorship at any time with or without cause nor does it confer upon such person any rights or privileges to continued employment, or any other rights and privileges, except as specifically provided in the Plan.

                  (h) Death of Optionee. Except as otherwise provided in an applicable Option Agreement, if an Optionee dies while in the employ of the Company or any Subsidiary, his Option shall expire unless exercised (to the extent exercisable immediately prior to Optionee's death) by his Successor prior to the date of expiration of such Options or one (1) year from the date of the Optionee's death, whichever occurs first.

                  (i) Ten Percent Stockholders. Notwithstanding anything herein to the contrary, an Option which is intended to qualify as an Incentive Stock Option may be granted hereunder to any Optionee who, immediately before such Option is granted, beneficially owns, directly or indirectly, more than 10% of the total voting power of all classes of stock of the Company only if both of the following conditions are met:

                           (i) The option price per share shall be no less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant; and

                           (ii) The expiration date of the Option shall be not more than five (5) years from the Date of Grant.

                  (j) Aggregate Fair Market Value. Notwithstanding anything herein to the contrary, with respect to an Option which is intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company, and its parent and Subsidiary corporations) shall not exceed $100,000.

                  (k) Other Terms. Each Incentive Stock Option Agreement or Non-Qualified Stock Option Agreement, as the case may be, may contain such other provisions (not inconsistent herewith) as the Committee in its discretion may determine, including, without limitation:

                           (i) a provision conditioning the exercise of all or part of an Option upon such matters as the Committee may deem appropriate (if any) such as the passage of time, or the attainment of certain performance goals appropriate to reflect the contribution of the Optionee to the performance of the Company;

                           (ii) a provision giving the Committee the discretionary authority to accelerate the exercisability of an Option in spite of any contrary provision contained in an Option, under such circumstances as the Committee may deem appropriate;

                           (iii)    the manner in which an Option is to be
                  exercised;

                           (iv)     investment representations; and

                           (v) confidentiality, nondisclosure, noncompete and nonsolicitation provisions.

         7. NO ENTITLEMENT OR DISQUALIFICATION. The grant of an Option shall not be deemed either to entitle the Optionee to, or disqualify the Optionee from, participation in any other grant of options under this Plan or any other stock option plan of the Company.

         8. ALLOTMENT OF SHARES. Subject to the other terms of this Plan, the Committee shall, in its discretion, determine the number of Options to be granted from time to time to a Participant.

         9. ADJUSTMENTS. The number of shares of Common Stock covered by each outstanding Option granted under the Plan and the option price shall be adjusted to reflect, as deemed appropriate by the Committee in its discretion, any stock dividend, stock split, reverse stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Committee as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive for all purposes and upon all persons. The Committee shall also have discretion to provide, in an Option Agreement or prior to exercise of an Option, for the assumption of any Option granted hereunder or the substitution of other options to acquire stock of another corporation in accordance with the principles of Code Section 424(a).

         10. DESIGNATION OF INCENTIVE STOCK OPTIONS. The Committee shall cause each Option granted hereunder to be clearly designated in the agreement evidencing such Option, at the time of grant, as to whether or not it is intended to qualify as an Incentive Stock Option.

         11. NOTICES. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the option agreement pertaining to the shares to which such notice relates.

         12. AMENDMENT OR DISCONTINUANCE. The Plan and any Option outstanding hereunder may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that the Board may not, without such approval, (i) change the categories of persons who are Participants in the Plan, (ii) materially increase the benefits which may accrue to Participants under the Plan, or (iii) make any other change requiring stockholder approval under any applicable rule, regulation, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), except in each of clauses (i) and (ii) as expressly provided in the Plan.

         13. EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or Committee shall be deemed to give any person any right to be granted an option to purchase Common Stock of the Company or any of its Subsidiaries, or any other rights except as may be evidenced by an Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

         14. EFFECTIVE DATE. This Plan shall be effective on the date of its adoption by the Board (the "Effective Date"); provided, however, that the stockholders of the Company must approve the Plan within twelve months of such Board adoption. In the event such stockholder approval is not timely obtained, any Options granted after the Effective Date shall be null and void.

         15. TERM. No option may be granted under this Plan after January 28, 2013.

         16. GOVERNING LAW. All questions arising with respect to the provisions of the Plan or any agreement entered into hereunder or any Option shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law.

                                                                     APPENDIX B
                                                                     ----------

         The original Employee Stock Purchase Plan ("ESPP") was adopted by the Board of Directors in July 1998. On January 28, 2003, subject to stockholder approval, the Board of Directors approved a proposal to amend and restate the ESPP, based on the recommendation of the Compensation Committee of the Board of Directors. The text of the amended and restated ESPP, as approved by the Board, is set forth below.


                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

                                    ARTICLE I
                                     PURPOSE

         1.01 Purpose. The Clark, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of Clark, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock, par value $0.01 (the "Common Stock") of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                   DEFINITIONS

         2.01 Base Pay. The term "base pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses, severance pay and other special payments, commissions and other marketing incentive payments.

         2.02 Committee. The term "Committee" shall mean the individuals described in Article XI.

         2.03 Employee. The term "employee" means any person who is customarily employed on a full-time or part-time basis by the Company or a Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week.

         2.04 Subsidiary. The term "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of Company as that term is defined in Section 424 of the Code and (ii) is designated as a participating company in the Plan by the Committee.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         3.01 Initial Eligibility. Any employee who shall have completed thirty (30) days' employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan which commence on or after such thirty-day period has concluded.

         3.02 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 30 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 30th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 30th day.

         Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

         3.03 Restrictions in Participation. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted an option to participate in the Plan:

                  (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

                  (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

         3.04 Commencement of Participation. An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

                                   ARTICLE IV
                                    OFFERINGS

         4.01 Semi-Annual Offerings. The Plan will be implemented by eight semi-annual offerings of the Company's Common Stock (the "Semi-Annual Offerings") beginning on the 1st day of January and the first day of July in each of the years 2003, 2004, 2005 and 2006, and terminating on June 30 and December 31 of such year, respectively. The maximum number of shares issuable for each Semi-Annual Offering shall be:

         o        From January 1, 2003 to June 30, 2003: 50,000 shares.

         o From July 1, 2003 to December 31, 2003: 50,000 shares plus unissued shares from the prior Offerings.

         o From January 1, 2004 to June 30, 2004: 50,000 shares plus unissued shares from the prior Offerings.

         o From July 1, 2004 to December 31, 2004: 50,000 shares plus unissued shares from the prior Offerings.

         o From January 1, 2005 to June 30, 2005: 50,000 shares plus unissued shares from the prior Offerings.

         o From July 1, 2005 to December 31, 2005: 50,000 shares plus unissued shares from the prior Offerings.

         o From January 1, 2006 to June 30, 2006: 50,000 shares plus unissued shares from the prior Offerings.

         o From July 1, 2006 to December 31, 2006: 50,000 shares plus unissued shares from the prior Offerings.

         4.02 Offering Dates. As used in the Plan, "Offering Commencement " means the January 1 or July 1, as the case may be, on which the particular Semi-Annual Offering begins and "Offering Termination Date" means the December 31 or June 30 as the case may be, on which the particular Semi-Annual Offering terminates. The Semi-Annual Offering is herein collectively referred to as an "Offering."

                                    ARTICLE V
                               PAYROLL DEDUCTIONS

         5.01 Amount of Deduction. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his base pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly employee, such employee's base pay during the Offering shall be determined by multiplying such employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such employee during such Offering.

         5.02 Participant's Account. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.04.

         5.03 Changes in Payroll Deductions. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering.

         5.04 Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI
                               GRANTING OF OPTION

         6.01 Number of Option Shares. On the Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of stock of the Company equal to an amount determined as follows: an amount equal to (i) that percentage of the employee's base pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the employee's base pay during the period of the Offering (iii) divided by the lower of (a) 85% of the fair market value of a share of Common Stock on the applicable Offering Commencement Date or (b) 85% of the fair market value of a share of Common Stock on the applicable Offering Termination Date as determined as provided in paragraphs (a) and (b) of Section 6.02 below, as applicable. An employee's base pay during the period of an Offering shall be determined by multiplying, in the case of a Semi-Annual Offering, his normal weekly rate of pay (as in effect on the last day prior to the Commencement Date of the particular offering) by 26 or the hourly rate by 1,040 provided that, in the case of a part-time hourly employee, the employee's base pay during the period of an Offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

         6.02 Option Price. The option price of each share of Common Stock purchased with payroll deductions made during such Offering for a participant therein shall be the lower of:

                  (a) 85% of the fair market value of a share of Common Stock, as determined below, on the Offering Commencement Date or, if applicable, the nearest prior trading day; or

                  (b) 85% of the fair market value of a share of Common Stock on the Offering Termination Date or, if applicable, the nearest prior trading day.

         Fair market value shall be the closing price of the Common Stock on the New York Stock Exchange or the NASDAQ National Market or any other national exchange on which the Common Stock is traded. Provided, however, if the Common Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the Common Stock on that date, as reasonably determined in good faith on such basis as shall be established or specified for the purpose by the Committee.

                                   ARTICLE VII
                               EXERCISE OF OPTION

         7.01 Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 6.01), and any excess in his account at that time will be returned to him.

         7.02 Withdrawal of Account. By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may, as further provided in Article VIII, elect to withdraw all the accumulated payroll deductions in his account at such time.

         7.03 Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the termination of an Offering, without interest.

         7.04 Transferability of Option. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

         7.05 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                                  ARTICLE VIII
                                   WITHDRAWAL

         8.01 In General. As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election, under Section 7.02, to withdraw such deductions.

         8.02 Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

         8.03 Termination of Employment. Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under
Section 12.01.

         8.04 Termination of Employment Due to Death. Upon termination of the participant's employment because of his death, his beneficiary (as defined in Section 12.01) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of sixty (60) days commencing with the date of the death of the participant, either:

                  (a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

                  (b) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

         In the event that no such written notice of election shall be duly received by the office of the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

         8.05 Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant, continue to participate in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or
(b) three months from the

90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE IX
                                    INTEREST

         9.01 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

                                    ARTICLE X
                                      STOCK

         10.01 Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04 shall be 50,000 shares in each Semi-Annual Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 400,000 shares for all Offerings. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in a nearly uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

         10.02 Participant's Interest in Option Stock. The participant will have no interest in stock covered by his option until such option has been exercised.

         10.03 Registration of Stock. Stock to be delivered to a participant under the Plan will be registered only in the name of the participant.

         10.04 Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

                  (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

                  (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI
                                 ADMINISTRATION

         11.01 Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of no fewer that three members of the Board of Directors.

         11.02 Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

         11.03 Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.01 Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

         12.02 Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

         12.03 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         12.04 Stock Subject to Plan. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market.

         12.05    Adjustments Upon Changes in Capitalization.

                  (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this paragraph, any distribution of shares to stockholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provision of this Section 12.05 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

         12.06 Amendment and Termination. The Board of Directors shall have complete power and authority to terminate and amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.05); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

         12.07 Effective Date. The Plan shall become effective as of April 29, 2003, subject to approval by the holders of the majority of the Common Stock present and represented at a special or Annual Meeting of Stockholders held on or before April 29, 2003. If the Plan is not so approved, the Plan shall not become effective.

         12.08 Plan Termination. Unless sooner terminated by the Board of Directors, the Plan shall terminate upon the earliest of: (a) the last business day in December 2006, (b) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, or (c) the date on which all purchase rights are exercised in connection with a corporate transaction, pursuant to Section 12.05(b). No further purchase rights shall be granted for or exercised, and no further payroll deductions shall be collected, under the Plan following its termination; however, any remaining administrative matters provided for herein shall be carried out.

         12.09 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

         12.10 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

         12.11 Governing Law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                                                     APPENDIX C
                                                                     ----------

                               CLARK/BARDES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

ORGANIZATION

         The Audit Committee shall be a committee of the Board of Directors composed of at least three Directors, all of whom meet the independence and experience requirements of the New York Stock Exchange and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment.

STATEMENT OF PURPOSE

         The purpose of the Audit Committee shall be to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:

o        the integrity of the financial statements of the Corporation;

o        the Corporation's compliance with legal and regulatory requirements;

o        the independence and qualifications of the independent auditor; and

o the performance of the Corporation's internal audit function and independent auditors.

AUTHORITY AND RESPONSIBILITIES

         Although the Audit Committee has the duties and responsibilities set out below, the role of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor.

         In fulfilling its duties and responsibilities, the Audit Committee shall:

         1. Review and discuss with management, the internal audit department and the independent auditor the Corporation's annual audited financial statements and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         2. Discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

         3. Advise independent auditor that it is ultimately accountable to the Audit Committee, and the Audit Committee shall have the sole authority and responsibility to select, evaluate, determine compensation for and, where appropriate, replace the independent auditor. The Audit Committee shall have the sole authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must pre-approve any non-audit service provided to the Corporation by the Corporation's independent auditor.

         4. Discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management's response, and the Corporation's risk assessment and risk management policies, including the Corporation's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

         5. Review and discuss with financial management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of those accounting principles and financial disclosure practices that are most important to the portrayal of the Corporation's financial condition and results of operations and that require management's most difficult, subjective or complex judgments, including an analysis of alternative GAAP methods.

         6. Review and approve the internal corporate audit staff functions, including: (i) purpose, authority and organizational reporting lines;
(ii) annual audit plan, budget and staffing; and (iii) concurrence in the appointment, compensation and rotation of the director of internal audit.

         7. Review, with senior financial management and such others as the Audit Committee deems appropriate, the Corporation's internal system of audit and financial controls and the results of internal audits.

         8. Obtain and review at least annually a formal written report from the independent auditor addressing: the auditing firm's internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews.

         9. Obtain and review at least annually a formal written report from the independent auditor addressing all relationships between the independent auditor and the Corporation and the auditor's independence generally. The Audit Committee will discuss such reports with the independent auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the auditor.

         10. Prepare the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

         11. Set policies for the hiring of employees or former employees of the Corporation's independent auditor.

         12. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the company. In connection with these reviews, the committee will meet, as deemed appropriate, with Corporation officers or employees.

         13. Meet separately at least quarterly with management, with the corporate audit staff and also with the Corporation's independent auditors.

         14. Have authority to retain such outside counsel, experts and other advisors as the Audit Committee may deem appropriate in its sole discretion. The Audit Committee shall have sole authority to approve related fees and retention terms.

         15. Report its recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The Audit Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                               CLARK/BARDES, INC.
                           The Clark/Bardes Building
                          102 South Wynstone Park Drive
                        North Barrington, Illinois 60010


   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE
                ANNUAL MEETING OF STOCKHOLDERS ON APRIL 29, 2003

     ---------------------------------------------------------------------

         The undersigned hereby constitutes and appoints Tera L. Mears, Vice President and Secretary and Thomas M. Pyra, Chief Financial Officer and Chief Operations Officer, or either of them acting in the absence of the other, his or her true and lawful agents and proxies, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote for the undersigned as designated on the reverse side, at the Annual Meeting of Stockholders to be held at The Ritz-Carlton Hotel, The Salon Room, 160 E. Pearson Street, Chicago, Illinois, on April 29, 2003, at 10:00 a.m. Central Time, and at any adjournments thereof, on all matters coming before said meeting.

         The undersigned hereby acknowledges receipt of the Notice of 2003 Annual Meeting of Stockholders and Proxy Statement, both dated March __, 2003 and hereby revokes any proxy or proxies heretofore given to vote of said meeting or any adjournment thereof.

         You are encouraged to specify your choice by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxyholders cannot vote your shares unless you sign and return this card. Action taken pursuant to this proxy card will be effective as to all shares that you own.

         This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR ALL" of the two Class II nominees for Directors, "FOR" approval of the ratification of the appointment of the independent accountant, "FOR" approval of the amendment to the Certificate of Incorporation, "FOR" approval of the Clark, Inc. 2003 Stock Option Plan and "FOR" approval of the Amended and Restated Employee Stock Purchase Plan. This proxy will be voted, in the discretion of proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


                                               CLARK/BARDES, INC.
                                               P.O. Box 11269
                                               New York, NY 10203-0269








          (Continued and to be dated and signed on the reverse side.)

----------------------------------    --------------------------------------------------------------------------------
                                                                   TWO NEW WAYS TO VOTE
        CLARK/BARDES, INC.                                      VOTE BY INTERNET OR TELEPHONE
                                                              24 Hours a Day - 7 Days a Week
                                                  SAVE YOUR COMPANY MONEY - IT'S FAST AND CONVENIENT
----------------------------------    --------------------------------------------------------------------------------
            TELEPHONE                                    INTERNET                                     MAIL
            ---------                                    --------                                     ----
          X-XXX-XXX-XXXX                     https://www.proxyvotenow.com/XXX            Mark,  sign  and  date  your
Use any  touch-tone  telephone  to        Use the  Internet  to vote your  proxy.        proxy  card and return it in
vote your  proxy.  Have your proxy        Have you  proxy  card in hand  when you        the  postage-paid   envelope
card in hand  when you  call.  You        access   the   website.   You  will  be        we   have   provided.   Make
will be  prompted  to  enter  your   OR   prompted to enter your control  number,  OR    sure     the     pre-printed
control  number,  located  in  the        located in the box below,  to create an        address  shows  through  the
box  below,  and then  follow  the        electronic ballot.                             envelope  window.  Please do
simple directions                                                                        not  mail  additional  cards
                                                                                         in the return envelope.


                                                                          -------------------------------------------

                                                                                      CONTROL NUMBER FOR
                                                                                 TELEPHONE OR INTERNET VOTING
                                                                          -------------------------------------------

                         DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET
---------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. Election of two Class II directors to serve until the 2006 Annual Meeting of Stockholders, and until the respective successor of each is duly elected and qualified:

         FOR ALL nominees listed    WITHHOLD AUTHORITY to vote       *EXCEPTIONS
         below                      for all nominees listed below.
                  [_]                          [_]                       [_]

         Nominees:         L. William Seidman
                           Bill Archer

         INSTRUCTION: To withhold your vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.

         *Exceptions____________________________________________________________

2. Ratification of the appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the independent accountants of Clark/Bardes, Inc.'s financial statements for the year ending December 31, 2003.

         |_|  FOR               |_|  AGAINST             |_|  ABSTAIN

3. Amend the Certificate of Incorporation to change the name of Clark/Bardes, Inc. to Clark, Inc.

         |_|  FOR               |_|  AGAINST             |_|  ABSTAIN

4.       Approval of the Clark, Inc. 2003 Stock Option Plan.

         |_|  FOR               |_|  AGAINST             |_|  ABSTAIN

5.       Approval of the Amended and Restated Employee Stock Purchase Plan.

         |_|  FOR               |_|  AGAINST             |_|  ABSTAIN

                  Change of Address or Comments Mark Here

                  NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator or trustee or guardian, please give full title as such.

                                    Dated:_______________________________ , 2003

                                    Name:_______________________________________
                                                     (please print)


                                    ____________________________________________
                                                     SIGNATURE

        (Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

                Votes must be indicated (x) in Black or Blue ink.

                                       3